PIONEER
                             -----------------------
                                    LARGE CAP
                                     GROWTH
                                      FUND

                                     Annual
                                     Report

                                     3/31/03

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               4

Schedule of Investments                       7

Financial Statements                         14

Notes to Financial Statements                18

Report of Independent Auditors               22

Trustees, Officers and Service Providers     23

The Pioneer Family of Mutual Funds           28

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 3/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

World events drove markets early this year. Uncertainty over war in Iraq brought steep declines in equities and a continued flight to bonds, especially government issues. Stocks rallied when the war began, sagged for a time, then rose modestly as the successful military campaign wound down.

Investors soon turned their attention to domestic concerns, not all of them tied to the war: sagging consumer confidence, rising unemployment made worse by call-ups of reservists and the uncertain outlook for corporate earnings. In addition, a long, harsh winter hampered economic activity, as did the high prices Americans were paying to power their cars, homes and businesses.

The Federal Reserve Board appears committed to keeping interest rates low to prevent the economy from slumping further. A weaker U.S. dollar may also act as a stimulus, as American export goods become more affordable for overseas buyers.

Independent research remains the key

Pioneer is not in the business of forecasting economic trends or predicting geopolitical events. Our focus remains, as it has for over 75 years, on intensive analysis of hundreds of companies to find the best values for our shareowners; this slow economic period has brought many valuations to what we believe are attractive levels. Our managers and analysts are concentrating on companies with demonstrably strong finances and positive prospects. Financially strong companies have greater potential to prosper when the economy eventually rights itself. Pioneer's fixed-income experts are also finding bonds, both here and overseas, that offer good current yields and the potential for higher prices.

Overall, we are taking a cautious approach, with somewhat greater emphasis on growth than was the case a few months ago; that's because we expect the economy to regain strength later this year. Our ability to uncover solid value is supported by expanded research capabilities, both in the U.S. and in the overseas offices of UniCredito Italiano, S.p.A., our parent organization.

Consult a trusted advisor

It's tempting to change course in turbulent times while world news dominates our consciousness. But timing the market - moving in and out with short-term factors - can be costly in terms of lost opportunities; there's no predicting when a rebound might begin. You can temper that risk by relying on dispassionate professional advice. So invest the time it takes to meet with a trusted financial advisor who brings the dual advantages of knowledge and experience to the table.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ John A. Carey

John A. Carey
Executive Vice President
Director of Portfolio Management U.S.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                               92.9%
Exchange-Traded Fund                              5.1%
Depositary Receipts for International Stocks      2.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                      23.9%
Information Technology           23.0%
Consumer Discretionary           12.4%
Consumer Staples                 11.1%
Industrials                      10.6%
Financials                        7.9%
Exchange-Traded Fund              5.1%
Energy                            3.6%
Materials                         1.5%
Telecommunications Services       0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 1.   Pfizer, Inc.                      5.55%
 2.   Microsoft Corp.                   5.49
 3.   NASDAQ 100 Index Traded Fund      5.11
 4.   Wal-Mart Stores, Inc.             5.06
 5.   General Electric Co.              4.13
 6.   Pharmacia Corp.                   3.51
 7.   Wyeth, Inc.                       3.06
 8.   Intel Corp.                       2.64
 9.   Johnson & Johnson Co.             2.34
10.   Amgen, Inc.                       2.33

Fund holdings will vary for other periods.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   3/31/03   8/22/02
                            $8.99     $10.00

Distributions per Share   Income      Short-Term      Long-Term
(8/22/02 - 3/31/03)       Dividends   Capital Gains   Capital Gains
                          $ -         $ -             $ -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2003)
                 Net Asset        Public Offering
Period             Value              Price*
 Life-of-Fund     -10.10%            -15.27%
 (8/22/02)

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.
+  Index comparison begins 8/30/02.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

8/02  9425    10000
      8481    8963
3/03  8866    9500

The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other fund expenses; otherwise, returns would have been lower.

The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes and fees that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03
--------------------------------------------------------------------------------

Hindered by slower-than-anticipated economic growth and uncertainty over the timing and course of the war with Iraq, growth stocks struggled in the months since Pioneer Large Cap Growth Fund began operations on August 22, 2002. In the following interview, Eric Weigel discusses the strategy of the Fund and the factors that influenced performance since its inception. Mr. Weigel is the Fund's day-to-day manager.

Q: How did the Fund perform since its inception?

A: Pioneer Large Cap Growth Fund had a total return of -10.10%, at net asset value for the period from August 22, 2002 through March 31, 2003. From August 30, 2002 through March 31, 2003, the Russell 1000 Growth Index had a return of -8.36%.

Q:   What factors most affected Fund performance?

A: Because of economic and geopolitical uncertainties, the investment environment has been very difficult since we started this Fund. In the weeks before and shortly after the Fund was launched, domestic equity funds experienced extremely heavy outflows. But, for this Fund, the timing of its introduction was the main reason for underperformance. The Fund was launched on August 22, which turned out to be a peak for the market. However, for the six months from September 30, 2002 through March 31, 2003, the Fund had a positive total return of 4.54%, compared to a 6.01% return for the Russell 1000 Growth Index.

Q: How would you describe the overall investment environment of the past several months?

A: As I mentioned, the market peaked in August, then went down. But, in the fourth quarter, the market first rallied, then declined in November and December. So, we've had extremely volatile markets with sharp rallies and periods when stocks gave up a lot of ground. The volatility continued from mid-January to mid-March, as investors' uncertainty about the economy and the war increased. Some of that uncertainty has obviously gone away, given the progress of the war. But the key stumbling block for stocks remains; that is, the uncertain economy and the outlook for corporate earnings.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What has been your investment approach during this period?

A: Our approach has been - and will remain - a relatively low-risk strategy that seeks returns in line with the Russell 1000 Growth Index. In fact, our exposure to sectors is close to that of the index. However, while we likely won't take larger or smaller positions in sectors relative to the index, we do use a company-by-company process to evaluate the strengths and weaknesses of each stock considered for the portfolio. As a result, we may invest a larger or smaller amount in an individual stock relative to its weighting in the index. For example, Pfizer accounts for about 4.5% of the index, but it represents approximately 5.6% of the portfolio.

Q:   What are your biggest industry and stock weightings now?

A: Health care is the largest weighting, followed by technology. Within health care, our largest positions are pharmaceutical companies and, in addition to Pfizer, include Pharmacia, Wyeth and Amgen. In technology, the largest holdings are Microsoft, Intel, Cisco Systems and IBM. In other sectors, we have fairly large positions in General Electric, Wal-Mart Stores, and Kimberly-Clark.

Q:   What helped and hurt performance?

A: Health care helped the most. Here, Wyeth has done well, as have Amgen and St. Jude Medical. Wyeth was hurt following reports about whether female hormone replacement therapy - an important product area for the company - needs to be used as widely as it has been. However, the company has a good pipeline for other products and its stock has recovered. Amgen and St. Jude Medical both have new products and have seen their revenues grow, which also have helped their stocks.

     In technology, one of the best-performing companies was Rational Software, which was acquired by IBM. But other stocks, including Hewlett Packard, EMC Corp., Lexmark International and Adobe Systems, all have performed quite well. For Hewlett-Packard, it appears that the merger with Compaq is working out - but all of these companies are benefiting from a gradual improvement in the technology environment. A lot of businesses postponed making technology purchases due to the war but, with the war winding

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03                              (continued)
--------------------------------------------------------------------------------

     down, I think new orders will come through. Also, I think investor expectations for many companies are still quite low, so any time companies beat expectations their stocks should do well.

     On the negative side, McDonalds hurt performance. The company seems to have lost its focus and has replaced its CEO. Kimberly-Clark also declined, but we believe that's a temporary situation where the stock went up and investors took profits. Also, Tenet Healthcare plummeted in October amid allegations of unnecessary surgical procedures, fraudulent billings and senior executive departures.

Q:   What is your investment outlook?

A: Our outlook is cautious. The economic climate for the year is still uncertain, even with a positive outcome of the war with Iraq. Also, we believe earnings expectations are still too high. But we do think the economy should start to gain momentum later in the year, probably in the fourth quarter. Overall, we are continuing to focus on companies that are supported by strong balance sheets, good cash flow and high dividend yields.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03
--------------------------------------------------------------------------------

Shares                                                              Value
           COMMON STOCKS - 94.9%
           Energy - 3.6%
           Integrated Oil & Gas - 1.8%
    400    Occidental Petroleum Corp.                          $   11,984
    250    Royal Dutch Petroleum Co.                               10,188
                                                               ----------
                                                               $   22,172
                                                               ----------
           Oil & Gas Exploration & Production - 1.8%
    250    Anadarko Petroleum Corp.                            $   11,375
    260    Murphy Oil Corp.                                        11,484
                                                               ----------
                                                               $   22,859
                                                               ----------
           Total Energy                                        $   45,031
                                                               ----------
           Materials - 1.5%
           Diversified Metals & Mining - 0.6%
    450    Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $    7,673
                                                               ----------
           Paper Products - 0.9%
    300    Bowater, Inc.                                       $   11,145
                                                               ----------
           Total Materials                                     $   18,818
                                                               ----------
           Capital Goods - 6.6%
           Aerospace & Defense - 0.5%
     65    Northrop Grumman Corp.                              $    5,577
                                                               ----------
           Electrical Components & Equipment - 4.1%
  2,000    General Electric Co.                                $   51,000
                                                               ----------
           Industrial Conglomerates - 1.0%
     60    3M Co.                                              $    7,802
    400    Tyco International Ltd.                                  5,144
                                                               ----------
                                                               $   12,946
                                                               ----------
           Industrial Machinery - 1.0%
    350    SPX Corp.*                                          $   11,956
                                                               ----------
           Total Capital Goods                                 $   81,479
                                                               ----------
           Commercial Services & Supplies - 2.6%
           Data Processing Services - 1.4%
    200    Automatic Data Processing, Inc.                     $    6,158
    325    Concord EFS Inc.*                                        3,055
    200    First Data Corp.                                         7,402
                                                               ----------
                                                               $   16,615
                                                               ----------

The accompanying notes are an integral part of these financial statements.    7

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                      (continued)
--------------------------------------------------------------------------------

Shares                                                        Value
           Diversified Commercial Services - 1.2%
    350    H & R Block, Inc.                             $   14,942
                                                         ----------
           Total Commercial Services & Supplies          $   31,557
                                                         ----------
           Transportation - 1.4%
           Railroads - 0.6%
    175    Canadian National Railway Co.                 $    7,490
                                                         ----------
           Trucking - 0.8%
    175    United Parcel Service                         $    9,975
                                                         ----------
           Total Transportation                          $   17,465
                                                         ----------
           Consumer Durables & Apparel - 0.5%
           Apparel, Accessories & Luxury Goods - 0.5%
    350    TJX Companies, Inc.                           $    6,160
                                                         ----------
           Total Consumer Durables & Apparel             $    6,160
                                                         ----------
           Hotels, Restaurants & Leisure - 0.4%
           Casinos & Gaming - 0.4%
    150    Harrah's Entertainment Inc.*                  $    5,355
                                                         ----------
           Total Hotels, Restaurants & Leisure           $    5,355
                                                         ----------
           Media - 0.9%
           Advertising - 0.4%
    100    Omnicom Group                                 $    5,417
                                                         ----------
           Broadcasting & Cable TV - 0.5%
    194    Comcast Corp.*                                $    5,546
                                                         ----------
           Total Media                                   $   10,963
                                                         ----------
           Retailing - 10.6%
           Computer & Electronics Retail - 0.6%
    300    Best Buy Co., Inc.*                           $    8,091
                                                         ----------
           Department Stores - 0.5%
    100    Kohl's Corp.*                                 $    5,658
                                                         ----------
           General Merchandise Stores - 6.2%
    250    Family Dollar Stores, Inc.                    $    7,720
    200    Target Corp.                                       5,852
  1,200    Wal-Mart Stores, Inc.                             62,436
                                                         ----------
                                                         $   76,008
                                                         ----------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                  Value
           Home Improvement Retail - 2.0%
  450      Home Depot, Inc.                        $   10,962
  350      Lowe's Companies, Inc.                      14,287
                                                   ----------
                                                   $   25,249
                                                   ----------
           Specialty Stores - 1.3%
  250      Bed Bath & Beyond, Inc.*                $    8,635
  300      Tiffany & Co.                                7,500
                                                   ----------
                                                   $   16,135
                                                   ----------
           Total Retailing                         $  131,141
                                                   ----------
           Food & Drug Retailing - 3.9%
           Drug Retail - 1.9%
  500      CVS Corp.                               $   11,925
  400      Walgreen Co.                                11,792
                                                   ----------
                                                   $   23,717
                                                   ----------
           Food Distributors - 1.3%
  200      Amerisourcebergen Corp.                 $   10,500
  200      McKesson HBOC, Inc.                          4,986
                                                   ----------
                                                   $   15,486
                                                   ----------
           Food Retail - 0.7%
  150      Wm. Wrigley Jr. Co.                     $    8,475
                                                   ----------
           Total Food & Drug Retailing             $   47,678
                                                   ----------
           Food, Beverage & Tobacco - 2.7%
           Distillers & Vintners - 1.1%
  300      Anheuser-Busch Companies, Inc.          $   13,983
                                                   ----------
           Soft Drinks - 1.6%
  300      The Coca-Cola Co.                       $   12,144
  175      PepsiCo, Inc.                                7,000
                                                   ----------
                                                   $   19,144
                                                   ----------
           Total Food, Beverage & Tobacco          $   33,127
                                                   ----------
           Household & Personal Products - 4.5%
           Household Products - 1.3%
  175      Procter & Gamble Co.                    $   15,584
                                                   ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                      (continued)
--------------------------------------------------------------------------------

Shares                                                        Value
           Personal Products - 3.2%
    700    Gillette Co.                                  $   21,658
    400    Kimberly-Clark Corp.                              18,184
                                                         ----------
                                                         $   39,842
                                                         ----------
           Total Household & Personal Products           $   55,426
                                                         ----------
           Health Care Equipment & Supplies - 11.4%
           Health Care Distributors & Services - 5.4%
    500    Johnson & Johnson Co.                         $   28,935
  1,000    Wyeth, Inc.                                       37,820
                                                         ----------
                                                         $   66,755
                                                         ----------
           Health Care Equipment - 3.4%
    400    Baxter International, Inc.                    $    7,456
    400    Guidant Corp.*                                    14,480
    400    St. Jude Medical, Inc.*                           19,500
                                                         ----------
                                                         $   41,436
                                                         ----------
           Managed Health Care - 2.6%
    250    Anthem, Inc.*                                 $   16,563
    200    Wellpoint Health Networks Inc.*                   15,350
                                                         ----------
                                                         $   31,913
                                                         ----------
           Total Health Care Equipment & Supplies        $  140,104
                                                         ----------
           Pharmaceuticals & Biotechnology - 12.5%
           Biotechnology - 6.5%
    500    Amgen, Inc.*                                  $   28,775
    250    MedImmune, Inc.*                                   8,208
  1,000    Pharmacia Corp.                                   43,300
                                                         ----------
                                                         $   80,283
                                                         ----------
           Pharmaceuticals - 6.0%
    100    Eli Lilly & Co.                               $    5,715
  2,200    Pfizer, Inc.                                      68,552
                                                         ----------
                                                         $   74,267
                                                         ----------
           Total Pharmaceuticals & Biotechnology         $  154,550
                                                         ----------
           Banks - 1.4%
    200    The Bank of New York Co., Inc.                $    4,100
    300    Wells Fargo & Co.                                 13,497
                                                         ----------
           Total Banks                                   $   17,597
                                                         ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
           Diversified Financials - 5.1%
           Diversified Financial Services - 5.1%
    400    American Express Co.                         $   13,292
    400    Citigroup, Inc.                                  13,780
    200    Federal National Mortgage Association            13,070
    200    Merrill Lynch & Co., Inc.                         7,080
    150    Moody's Corp.                                     6,935
     80    SLM Holdings Corp.                                8,874
                                                        ----------
                                                        $   63,031
                                                        ----------
           Total Diversified Financials                 $   63,031
                                                        ----------
           Insurance - 1.4%
           Multi-Line Insurance - 1.4%
    350    American International Group, Inc.           $   17,308
                                                        ----------
           Total Insurance                              $   17,308
                                                        ----------
           Software & Services - 11.6%
           Application Software - 10.8%
    125    Affiliated Computer Services Inc.*           $    5,533
    350    Adobe Systems, Inc.                              10,791
    500    Cadence Design System Inc.*                       5,000
    100    Electronic Arts, Inc.*                            5,864
  2,800    Microsoft Corp.                                  67,788
  1,400    Oracle Corp.*                                    15,189
    175    Synopsys, Inc.*                                   7,450
    225    Symantec Corp.*                                   8,816
    400    Veritas Software Corp.*                           7,036
                                                        ----------
                                                        $  133,467
                                                        ----------
           Systems Software - 0.8%
    450    SunGard Data Systems, Inc.*                  $    9,585
                                                        ----------
           Total Software & Services                    $  143,052
                                                        ----------
           Technology Hardware & Development - 11.4%
           Computer Hardware - 1.7%
    500    Hewlett-Packard Co.                          $    7,775
    175    IBM Corp.                                        13,725
                                                        ----------
                                                        $   21,500
                                                        ----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                      (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
           Computer Storage & Peripherals - 1.4%
    925    EMC Corp.*                                      $    6,688
    150    Lexmark International Group, Inc.*                  10,043
                                                           ----------
                                                           $   16,731
                                                           ----------
           Electronic Equipment & Instruments - 0.5%
    750    Flextronics International, Ltd.*                $    6,540
                                                           ----------
           Semiconductor Equipment - 1.0%
    925    Applied Materials, Inc.*                        $   11,637
                                                           ----------
           Semiconductors - 3.9%
  2,000    Intel Corp.                                     $   32,560
    650    Micron Technology, Inc.*                             5,291
    650    Texas Instruments, Inc.                             10,641
                                                           ----------
                                                           $   48,492
                                                           ----------
           Telecommunications Equipment - 2.9%
  2,000    Cisco Systems, Inc.*                            $   25,800
    150    L-3 Communications Holdings, Inc.*                   6,026
    500    Motorola, Inc.                                       4,130
                                                           ----------
                                                           $   35,956
                                                           ----------
           Total Technology Hardware & Development         $  140,856
                                                           ----------
           Telecommunication Services - 0.9%
           Integrated Telecommunication Services - 0.2%
    120    AT&T Corp.                                      $    1,936
                                                           ----------
           Wireless Telecommunication Services - 0.7%
  1,300    AT&T Wireless Services, Inc.*                   $    8,580
                                                           ----------
           Total Telecommunication Services                $   10,516
                                                           ----------
           TOTAL COMMON STOCKS
           (Cost $1,303,118)                               $1,171,214
                                                           ----------
           EXCHANGE TRADED FUND - 5.1%
  2,500    NASDAQ 100 Index Traded Fund*                   $   63,125
                                                           ----------
           TOTAL EXCHANGE TRADED FUND
           (Cost $64,670)                                  $   63,125
                                                           ----------
           TOTAL INVESTMENT IN SECURITIES - 100.0%
           (Cost $1,367,788) (a)(b)(c)                     $1,234,339
                                                           ==========

*  Non-income producing securities

12    The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 (a) At March 31, 2003, the net unrealized loss on investments based on cost for federal income tax purposes of $1,367,788 was as follows:
     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                         $   24,933
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                         $ (158,382)
                                                                                       ----------
     Net unrealized loss                                                               $ (133,449)
                                                                                       ==========

 (b) At March 31, 2003, the Fund had a net capital loss carryforward of $2,878, which will expire in 2011.

 (c) The Fund elected to defer approximately $12,274 of capital losses recognized between
     November 1, 2002 and March 31, 2003, to its fiscal year ending March 31, 2004.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2003, aggregated $1,453,627 and $70,687, respectively.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
BALANCE SHEET 3/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $1,367,788)      $1,234,339
  Cash                                                         156,340
  Dividends and interest receivable                              1,100
  Due from Pioneer Investment Management, Inc.                  18,348
  Other                                                          2,476
                                                            ----------
       Total assets                                         $1,412,603
                                                            ----------
LIABILITIES:
  Due to affiliates                                         $    3,733
  Accrued expenses                                              59,690
                                                            ----------
       Total liabilities                                    $   63,423
                                                            ----------
NET ASSETS:
  Paid-in capital                                           $1,497,781
  Accumulated net realized loss on investments                 (15,152)
  Net unrealized loss on investments                          (133,449)
                                                            ----------
       Total net assets                                     $1,349,180
                                                            ==========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  (Based on $1,349,180/150,000 shares)                      $     8.99
                                                            ==========
MAXIMUM OFFERING PRICE
  Class A ($8.99 [divided by] 94.25%)                       $     9.54
                                                            ==========

14    The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period from 8/22/02 (Commencement of Operations) to 3/31/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $12)            $7,614
  Interest                                                       934
  Income from securities loaned, net                               4
                                                              ------
       Total investment income                                            $   8,552
                                                                          ---------
EXPENSES:
  Management fees                                             $6,214
  Transfer agent fees                                            442
  Distribution fees                                            2,071
  Registration fees                                           17,150
  Professional fees                                           41,165
  Administrative fees                                         22,453
  Custodian fees                                               7,673
  Printing                                                    12,123
  Miscellaneous                                                1,524
  Fees and expenses of nonaffiliated trustees                  3,536
                                                              ------
       Total expenses                                                     $ 114,351
       Less management fees waived and expenses reim-
         bursed by Pioneer Investment Management, Inc.                     (103,580)
                                                                          ---------
       Net expenses                                                       $  10,771
                                                                          ---------
         Net investment loss                                              $  (2,219)
                                                                          ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $ (15,152)
  Net unrealized loss on investments                                       (133,449)
                                                                          ---------
     Net loss on investments                                              $(148,601)
                                                                          ---------
     Net decrease in net assets resulting from operations                 $(150,820)
                                                                          =========

The accompanying notes are an integral part of these financial statements.   15

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period from 8/22/02 (Commencement of Operations) to 3/31/03

                                                                    8/22/02
                                                                      to
                                                                    3/31/03
FROM OPERATIONS:
Net investment loss                                                $   (2,219)
Net realized loss on investments                                      (15,152)
Net unrealized loss on investments                                   (133,449)
                                                                   ----------
  Net decrease in net assets resulting from operations             $ (150,820)
                                                                   ----------
NET ASSETS:
Beginning of period (initial capitalization - 150,000 shares)      $1,500,000
                                                                   ----------
End of period                                                      $1,349,180
                                                                   ==========

16    The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 8/22/02
                                                                   to
                                                                 3/31/03
CLASS A (a)
Net asset value, beginning of period                             $ 10.00
                                                                 -------
Decrease from investment operations:
  Net investment loss                                            $ (0.01)
  Net realized and unrealized loss on investments                  (1.00)
                                                                 -------
Net decrease in net assets from investment operations            $ (1.01)
                                                                 -------
Net asset value, end of period                                   $  8.99
                                                                 =======
Total return*                                                     (10.10)%
Ratio of net expenses to average net assets                         1.30%**
Ratio of net investment loss to average net assets                 (0.27)%**
Portfolio turnover rate                                               11%**
Net assets, end of period (in thousands)                         $ 1,349
Ratios with no waiver of management fees and assumption of
  expenses by PIM:
    Net expenses                                                   13.80%**
    Net investment loss                                           (12.77)%**

(a) Class A shares were first publicly offered on August 22, 2002.
  * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized

The accompanying notes are an integral part of these financial statements.   17

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Large Cap Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on May 7, 2002, and commenced operations on August 22, 2002. Prior to August 22, 2002, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). To date, no shares have been offered to the public. The Fund shares outstanding at March 31, 2003 are owned by PFD. The Fund's investment objective is to seek long-term capital growth.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At March 31, 2003, the Fund has reclassified $2,219 to decrease accumulated net investment loss and to decrease paid in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    There were no distributions paid during the period ended March 31, 2003.

    The following shows components of distributable earnings on a federal income tax basis at March 31, 2003. These amounts do not include the capital loss carryforward.

--------------------------------------------------------------------------------
                                                                       2003
--------------------------------------------------------------------------------
  Undistributed ordinary income                                     $       -
  Undistributed long-term gain                                              -
  Unrealized depreciation                                            (133,449)
                                                                    ---------
  Total                                                             $(133,449)
--------------------------------------------------------------------------------

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                                (continued)
--------------------------------------------------------------------------------

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned no underwriting commissions on the sale of Fund shares during the period ended March 31, 2003.

D.  Security Lending

    The Fund lends securities in its Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.30% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2003, $2,997 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

Pioneer Investment Management Investment Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $442 in transfer agent fees payable to PIMSS at March 31, 2003.

4. Distribution Plans

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940. The Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $294 in distribution fees payable to PFD at March 31, 2003.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended March 31, 2003, the Fund's expenses were not reduced under such arrangements.

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Large Cap Growth Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Large Cap Growth Fund (the "Fund") as of March 31, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the period from August 22, 2002 (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Large Cap Growth Fund at March 31, 2003, and the results of its operations, the changes in its net assets and financial highlights for the period from August 22, 2002 (commencement of operations) to March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
May 5, 2003

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
John F. Cogan, Jr. (76)*         Chairman of the Board,        Trustee since October, 2001.
                                 Trustee and President         Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.
---------------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**          Trustee and                   Trustee since October, 2001.
                                 Executive Vice President      Serves until retirement or removal.

**Mr. Geraci resigned as Executive Vice President and Trustee of the Fund on 4/30/03.


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
Mary K. Bush (55)                Trustee                       Trustee since October, 2001.
3509 Woodbine Street,                                          Serves until retirement or removal.
Chevy Chase, MD 20815
---------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)     Trustee                       Trustee since October, 2001.
Boston University Healthcare                                   Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
---------------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)        Trustee                       Trustee since October, 2001.
1001 Sherbrooke Street West,                                   Serves until retirement or removal.
Montreal, Quebec, Canada
---------------------------------------------------------------------------------------------------
Marguerite A. Piret (54)         Trustee                       Trustee since October, 2001.
One Boston Place, 28th Floor,                                  Serves until retirement or removal.
Boston, MA 02108
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                     Other Directorships Held by this Trustee
 Deputy Chairman and a Director of Pioneer Global Asset         Director of Harbor Global Company,
 Management S.p.A. ("PGAM"); Non-Executive Chairman             Ltd.
 and a Director of Pioneer Investment Management USA
 Inc. ("PIM-USA"); Chairman and a Director of Pioneer and
 the various Momentum Funds; Director, Pioneer
 Alternative Investments; Director and Chairman of the
 Supervisory Board of Pioneer Czech Investment Company,
 a.s.; President of all of the Pioneer Funds; and Of Counsel
 (since 2000, partner prior to 2000), Hale and Dorr LLP
 (counsel to PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------------------------------
 Director and CEO-US of PGAM since November 2001;               None
 Director, Chief Executive Officer and President of
 PIM-USA since October 2001; Director of Pioneer
 Investment Management Shareholder Services, Inc.
 ("PIMSS") since October 2001; President and a
 Director of Pioneer and Pioneer Funds Distributor, Inc.
 ("PFD") (Chairman) since October 2001; Executive Vice
 President of all of the Pioneer Funds since October
 2001; President of Fidelity Private Wealth Management
 Group from 2000 through October 2001; and Executive
 Vice President-Distribution and Marketing of Fidelity
 Investments Institutional Services and Fidelity
 Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                     Other Directorships Held by this Trustee
 President, Bush International (international financial         Director and/or Trustee of Brady
 advisory firm)                                                 Corporation (industrial identification
                                                                and specialty coated material products
                                                                manufacturer), Mortgage Guaranty
                                                                Insurance Corporation, R.J. Reynolds
                                                                Tobacco Holdings, Inc. (tobacco) and
                                                                Student Loan Marketing Association
                                                                (secondary marketing of student loans)
 -------------------------------------------------------------------------------------------------------
 Alexander Graham Bell Professor of Health Care                 None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of Surgery,
 Boston University School of Medicine; and University
 Professor, Boston University
 -------------------------------------------------------------------------------------------------------
 Founding Director, The Winthrop Group, Inc. (consulting        None
 firm); Professor of Management, Faculty of Management,
 McGill University
 -------------------------------------------------------------------------------------------------------
 President and Chief Executive Officer, Newbury, Piret &        None
 Company, Inc. (investment banking firm)
 -------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address     Position Held With the Fund   Term of Office/Length of Service
Stephen K. West (74)      Trustee                       Trustee since October, 2001.
125 Broad Street,                                       Serves until retirement or removal.
New York, NY 10004
-------------------------------------------------------------------------------------------
John Winthrop (66)        Trustee                       Trustee since October, 2001.
One North Adgers Wharf,                                 Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address      Position Held With the Fund   Term of Office/Length of Service
Joseph P. Barri (56)       Secretary                     Since October, 2001.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)   Assistant Secretary           Since October, 2001.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Vincent Nave (57)          Treasurer                     Since October, 2001.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Luis I. Presutti (38)      Assistant Treasurer           Since October, 2001.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Gary Sullivan (45)         Assistant Treasurer           Since May, 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Alan Janson (32)           Assistant Treasurer           Since July, 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                      Other Directorships Held by this
                                                                 Trustee
Senior Counsel, Sullivan & Cromwell (law firm)                   Director, The Swiss Helvetia
                                                                 Fund, Inc. (closed-end investment
                                                                 company), and AMVESCAP PLC
                                                                 (investment managers)
-------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                             None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                     Other Directorships Held by this
                                                                Trustee
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer     None
Funds
------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-Legal of            None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of
all of the Pioneer Funds since November 2000; Senior
Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through October
2000; Vice President and Assistant General Counsel, First
Union Corporation from December 1996 through March
1998
------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody      None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration        None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting, Administration         None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology-Fund         None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002; Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002; Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)
------------------------------------------------------------------------------------------------

Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

    U.S. Equity                              Fixed Income
    Pioneer Fund                             Pioneer America Income Trust
    Pioneer Balanced Fund                    Pioneer Bond Fund
    Pioneer Equity Income Fund               Pioneer High Yield Fund
    Pioneer Core Equity Fund*                Pioneer Strategic Income Fund
    Pioneer Growth Shares                    Pioneer Tax Free Income Fund
    Pioneer Mid Cap Growth Fund
    Pioneer Mid Cap Value Fund               Money Market
    Pioneer Real Estate Shares               Pioneer Cash Reserves Fund**
    Pioneer Small Cap Value Fund
    Pioneer Small Company Fund
    Pioneer Value Fund

    International/Global Equity
    Pioneer Emerging Markets Fund
    Pioneer Europe Select Fund
    Pioneer Europe Fund
    Pioneer International Equity Fund
    Pioneer International Value Fund

*   Name change effective May 1, 2002

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For information on other Pioneer mutual funds, including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.

[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   13295-00-0503
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC